UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 23, 2011
(Date of earliest event reported)

SILVER DRAGON RESOURCES INC.
(Exact name of small business issuer as specified in its charter)

0-29657
(Commission File Number)

Delaware	33-0727323
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

5160 Yonge Street, Suite 803
Toronto, Ontario, M2N 6L9
(Address of Principal Executive Offices) (Zip Code)

(416) 223-8500
(Registrant's telephone number)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual General Meeting of Shareholders of Silver Dragon Resources Inc. (the “Company”) was held on September 23, 2011. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, and there was no solicitation in opposition to the Board’s solicitations.

At this meeting, the shareholders were requested to: (1) elect five members of the Board of Directors, (2) appoint SF Partnership, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, and (3) approve the amendment of the Company’s Certificate of Incorporation to increase the number of authorized common shares of the company from 150,000,000 to 300,000,000, all of which were described in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission of August 17, 2011.

As of August 15, 2011, the record date for the meeting, there were 112,331,615 shares of the common stock entitled to vote at the meeting; each entitled to one vote per share.

There were 78,019,498 votes present in person or by proxy, representing 69.4% of the total votes eligible to be cast, which constituted a quorum for the transaction of business

The following actions were taken by the Company’s shareholders with respect to each of the foregoing items:

1.

An election of five (5) directors was held. All five (5) nominees for director were re-elected by a plurality of the votes cast. With respect to each nominee, the total number of broker non-votes was 34,566,945.

The table below sets forth the voting results for each director.

Director	FOR	WITHHELD
Marc Hazout	41,741,908	1,720,645
Charles McAlpine	42,239,730	1,222,823
Manuel Chan	42,206,621	1,255,932
Glen MacMullin	42,263,573	1,198,980
Guoqiang Hao	42,218,056	1,244,497

2.	The ratification of the appointment of SF Partnership, LLP to serve as the Company's independent auditor for the fiscal year ending December 31, 2011, was passed. The votes were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
73,087,803	4,323,905	607,790	0

3.

The amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company's common stock from 150,000,000 shares to 300,000,000 shares was approved. The votes were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
60,161,516	17,656,144	201,838	0

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Incorporation of American Electric Automobile Company, Inc., dated May 9, 1996 (Incorporated by reference to Exhibit 3.(i) to the Form 10-SB filed on February 23, 2000)
3.2	Certificate of Amendment to Certificate of Incorporation of American Electric Automobile Company, Inc., dated July 16, 2002 (Incorporated by reference to Exhibit 3.3 to the Form 10-SB/A filed on July 17, 2002)
3.3	Certificate of Amendment to Certificate of Incorporation of American Entertainment & Animation Corporation, dated February 25, 2005
3.4	Certificate of Amendment of Certificate of Incorporation of Silver Dragon Resources Inc., dated September 23, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER DRAGON RESOURCES INC.

Date: September 23, 2011	/s/ Marc Hazout
By: Marc Hazout, President & CEO

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Incorporation of American Electric Automobile Company, Inc., dated May 9, 1996 (Incorporated by reference to Exhibit 3.(i) to the Form 10-SB filed on February 23, 2000)
3.2	Certificate of Amendment to Certificate of Incorporation of American Electric Automobile Company, Inc., dated July 16, 2002 (Incorporated by reference to Exhibit 3.3 to the Form 10-SB/A filed on July 17, 2002)
3.3	Certificate of Amendment to Certificate of Incorporation of American Entertainment & Animation Corporation, dated February 25, 2005
3.4	Certificate of Amendment of Certificate of Incorporation of Silver Dragon Resources Inc., dated September 23, 2011